OTHER LONG-TERM LIABILITIES	12 Months Ended
Dec. 31, 2019
Disclosure Other Long Term Liabilities [Abstract]
OTHER LONG-TERM LIABILITIES
28. OTHER LONG-TERM LIABILITIES
Brookfield Renewable’s other long-term liabilities as at December 31 are comprised of the following:

(MILLIONS)	Notes	2019	2018
Contract liabilities		$562	$479
Lease liabilities		379	—
Pension obligations	32	99	80
Concession payment liability		12	15
Other		149	16

		$1,201	$590

Contract liabilities are the result of the amendment to the energy revenue agreement between Brookfield and several entities owned by Brookfield Renewable in the United States. See Note 25 – Other long-term assets, for additional details regarding Brookfield Renewable’s contract balances. See Note 30 – Related party transactions, for additional details regarding Brookfield Renewable’s revenue agreements with Brookfield.
Lease liabilities are the result of implementing IFRS 16 on January 1, 2019.